FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 23, 2001
                                                            ------------




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                  333-77499                                 43-1843179
                333-77499-01                                43-1843177
                ------------                                ----------
           Commission File Number                        (Federal Employer
                                                      Identification Number)

12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                       63131
--------------------------------------------------        -----
(Address of Principal Executive Offices)                  (Zip Code)

(Registrants' telephone number, including area code)      (314) 965-0555

Item 5. Other Items.

        On May 23, 2001, Charter Communications, Inc., our parent company, announced the pricing of its issuance of approximately 52.4 million shares of Class A Common Stock, and $550 million of Convertible Senior Notes due 2006. A copy of the press release is being filed as Exhibit 99.1 with this report.

Item 7.  Exhibits

        Press release dated May 23, 2001.*


-------------
*  filed herewith

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 CHARTER COMMUNICATIONS
                                 HOLDINGS, LLC, a registrant


Dated May 24, 2001               By:  /s/ KENT D. KALKWARF
                                     ---------------------------------------
                                      Name:   Kent D. Kalkwarf
                                      Title:  Executive Vice President and Chief
                                              Financial Officer (Principal
                                              Financial Officer and Principal
                                              Accounting Officer)

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 CHARTER COMMUNICATIONS HOLDINGS CAPITAL
                                 CORPORATION, a registrant


Dated May 24, 2001               By:  /s/ KENT D. KALKWARF
                                     ---------------------------------------
                                      Name:   Kent D. Kalkwarf
                                      Title:  Executive Vice President and Chief
                                              Financial Officer (Principal
                                              Financial Officer and Principal
                                              Accounting Officer)

                                  Exhibit Index


Exhibit
Number           Description
------           -----------

99.1             Press release dated May 23, 2001.